UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2018

Driven Deliveries, Inc.
(Exact Name of Registrant as Specified in its Charter)

(formerly known as Results Based Outsourcing, Inc.)

Delaware	333-209836	32-0416399_
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

5710 Kearny Villa Road Ste 205 San Diego, CA 92123
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 736-5393

Copies to:
Peter Campitiello, Esq.
Kane Kessler, P.C.
666 Third Avenue
New York, New York 10017
Tel: 212-519-5109
Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note: The sole purpose of this Amendment No. 1 to the Current Report on Form 8-K filed on September 17, 2018 in to include is to include the Audited Financial Statements of Driven Deliveries, Inc. for the period ended December 31, 2017.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of Driven Deliveries, Inc. are included following the signature page.

(b) Pro forma financial information. Not applicable.

(d) Exhibits

Number	Description
2.1	Agreement and Plan of Merger and Reorganization between Results-Based Outsourcing Inc., Driven Acquisition Corp. and Driven by Deliveries, Inc. dated August 29, 2018 (1)
3.1	Amended and Restated Certificate of Incorporation (1)
4.1	Form of Subscription Agreement (1)
99.1	Audited financial statements of Driven as of December 31, 2017 *

(1)             Incorporated by reference to the Current Report on Form 8-K filed on September 17, 2018.
*               Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2018	Driven Deliveries, Inc.

	By:	/s/ Chris Boudreau
Name: Chris Boudreau
Title: Chief Executive Officer, Chairman